                                                                   EXHIBIT 21

                                 Subsidiaries of
                                 DEB SHOPS, INC.
                          A Pennsylvania corporation1
                          ---------------------------

Deb Shops, Inc.,                    Deb of Kentucky, Inc.,                      Deb of Rhode Island, Inc.,
a New Jersey corporation            a Kentucky corporation                      a Rhode Island corporation

Joy Shops, Inc.,                    Deb Shops of Louisiana, Inc.,               Deb of South Carolina, Inc.,
a Pennsylvania corporation          a Louisiana corporation                     a South Carolina corporation

Joy Shops, Inc.,                    Deb of Maine, Inc.,                         Deb of South Dakota, Inc.,
a Delaware corporation              a Maine corporation                         a South Dakota corporation

D. B. Interest, Inc.,               Deb Shops of Maryland, Inc.,                Deb of Tennessee, Inc.,
a Delaware corporation              a Maryland corporation                      a Tennessee corporation

D. B. Know, Inc.,                   Deb of Massachusetts Inc.,                  Deb of Texas, Inc.,
a Delaware corporation              a Massachusetts corporation                 a Texas corporation

D. B. Royalty, Inc.,                Deb of Michigan, Inc.,                      Deb of Utah, Inc.,
a Delaware corporation              a Michigan corporation                      a Utah corporation

Deb Shops of Alabama, Inc.,         Deb Shops of Minnesota, Inc.,               Deb of Virginia, Inc.,
an Alabama corporation              a Minnesota corporation                     a Virginia corporation

Deb of Arkansas, Inc.,              Deb Shops of Missouri, Inc.,                Deb of Washington, Inc.,
an Arkansas corporation             a Missouri corporation                      a Washington corporation

Deb of California, Inc.,            Deb of Nebraska, Inc.,                      Deb of West Virginia, Inc.,
a California corporation            a Nebraska corporation                      a West Virginia corporation

Deb of Colorado, Inc.,              Deb of New Hampshire, Inc.,                 Deb of Wisconsin, Inc.,
a Colorado corporation              a New Hampshire corporation                 a Wisconsin corporation

Deb of Connecticut, Inc.,           Deb of New Jersey, Inc.,                    Deb Real Estate, Inc.
a Connecticut corporation           a New Mexico corporation                    a Pennsylvania corporation

Deb of Delaware, Inc.,              Deb of New Mexico, Inc.,                    Tops 'N Bottoms of New York, Inc.
a Delaware corporation              a New Jersey corporation                    a New York corporation

Deb Fashions of Florida, Inc.,      Deb of New York, Inc.,                      Books Management, Inc.
a Florida corporation               a New York corporation                      a Pennsylvania corporation

Deb Shops of Georgia, Inc.,         Deb Shops of North Carolina, Inc.,          Atlantic Books-Delaware, Inc.
a Georgia corporation               a North Carolina corporation                a Delaware corporation

Deb Shops of Idaho, Inc.,           Deb of North Dakota, Inc.,                  Atlantic Books-Maryland, Inc.
an Idaho corporation                a North Dakota corporation                  a Maryland corporation

Deb of Illinois, Inc.,              Deb Shops of Ohio, Inc.,                    Atlantic Books-Minnesota, Inc.
an Illinois corporation             an Ohio corporation                         a Minnesota corporation

Deb of Indiana, Inc.,               Deb of Oklahoma, Inc.,                      Atlantic Books-New Jersey, Inc.
an Indiana corporation              an Oklahoma corporation                     a New Jersey corporation

Deb Shops of Iowa, Inc.,            Deb of Oregon, Inc.,                        Atlantic Books-Pennsylvania, Inc.
an Iowa corporation                 an Oregon corporation                       a Pennsylvania corporation

Deb of Kansas, Inc.,                Deb of Pennsylvania, Inc.,
a Kansas corporation                a Pennsylvania corporation

-------------------
(1) All subsidiaries are owned 100% by Deb Shops Inc., except
    (a) D.B. Royalty, Inc. which is owned 100% by Joy Shops, Inc., a Delaware corporation.
    (b) Atlantic Books-Delaware, Inc.; Atlantic Books-Maryland, Inc.; Atlantic Books-New Jersey, Inc.; Atlantic Books-Pennsylvania, Inc. which are 100% owned by Books Management, Inc., a Pennsylvania corporation.